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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2004


                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                  001-31314                31-1443880
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)


           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of Principal Executive Offices, including Zip Code)

                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits

                     Exhibit No.      Description
                           99.1       Press Release dated May 5, 2004

ITEM 9. REGULATION FD DISCLOSURE.

            On May 5, 2004 Aeropostale, Inc. (the "Company") issued a press release announcing the Company's April 2004 sales results. A copy of this press release is attached hereto as Exhibit 99.1.






















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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            Aeropostale, Inc.


                            /s/  Michael J. Cunningham
                            --------------------------
                            Michael J. Cunningham
                            Executive Vice President-Chief Financial Officer

Dated: May 5, 2004





























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